UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Capital One Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CAPITAL ONE CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DRIVE MCLEAN, VA 22102-3491 Your Vote Counts! CAPITAL ONE FINANCIAL CORPORATION 2025 Annual Stockholder Meeting Vote by May 7, 2025 11:59 PM ET. For shares held in a Plan, vote by May 5, 2025 11:59 PM ET. V64335-Z89484-P27280 You invested in CAPITAL ONE FINANCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Stockholder Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2025. Get informed before you vote View the Proxy Statement and Annual Report to Stockholders/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 8, 2025 10:00 a.m. Eastern Time Capital One’s Campus 1600 Capital One Drive McLean, Virginia 22102 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the items being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Richard D. Fairbank For 1b. Ime Archibong For 1c. Christine Detrick For 1d. Ann Fritz Hackett For 1e. Suni P. Harford For 1f. Peter Thomas Killalea For 1g. Cornelis (“Eli”) Leenaars For 1h. François Locoh-Donou For 1i. Peter E. Raskind For 1j. Eileen Serra For 1k. Mayo A. Shattuck III For 1l. Craig Anthony Williams For 2. Advisory vote on our Named Executive Officer compensation (“Say on Pay”). For 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for 2025. For 4. Stockholder proposal to require a shareholder vote on golden parachute arrangements. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64336-Z89484-P27280

YOUR VOTE MATTERS VOTE ON OR BEFORE MAY 7, 2025 To express our appreciation for your participation, Capital One will donate $1 to EveryoneOn on behalf of every stockholder account that received hard copy materials and votes. Capital One We’ve made it easy, so take two minutes right now – on any device you prefer PHONE TABLET PC Go to: Proxyvote.com P26617-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23